TRANSAMERICA FUNDS
Transamerica Bjurman, Barry Micro Emerging Growth
Transamerica BlackRock Large Cap Value
Transamerica BlackRock Global Allocation
Transamerica UBS Dynamic Alpha
Transamerica Money Market
Supplement dated May 21, 2009 to the Class I share Prospectus dated March 1, 2009, as previously supplemented
Transamerica Bjurman, Barry Micro Emerging Growth
The following information supplements and amends information concerning Transamerica Bjurman, Barry Micro Emerging Growth in the Prospectus:
Effective at the close of business on April 24, 2009, Bjurman, Barry & Associates, sub-adviser to Transamerica Bjurman, Barry Micro Emerging Growth, ceased operations. Transamerica Bjurman, Barry Micro Emerging Growth has been terminated and is no longer an investment option for the strategic asset allocation funds. All references in the Prospectus to Transamerica Bjurman, Barry Micro Emerging Growth are hereby deleted.
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Transamerica BlackRock Large Cap Value
The “Principal Strategies and Policies” section of the Prospectus is deleted and replaced with the following information:
The fund’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of large cap companies. The fund considers large cap companies to be companies that, at the time of purchase, comprise the fund’s benchmark, the Russell 1000® Value Index.
The fund will seek to outperform the Russell 1000® Value Index by investing in equity securities that BlackRock believes are selling at below normal valuations. The fund emphasizes value-oriented investments.
In selecting securities for the fund from its benchmark universe, BlackRock uses a proprietary multi-factor quantitative model. The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth. BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation.
A company’s stock price relative to its earnings and book value, among other factors, is also examined—if BlackRock believes that a company is overvalued, it will not be considered as an investment for any fund. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations. “Fundamental analysis” is a method of stock market analysis that concentrates on “fundamental” information about the company (such as its income statement, balance sheet, earnings and sales history, products and management) to attempt to forecast future stock value.
Because the fund generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the fund is not an “index” fund. In seeking to outperform the benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
•	Relative price to earnings and price to book ratios

•	Stability and quality of earnings

•	Earnings momentum and growth

•	Weighted median market capitalization of the portfolio

•	Allocation among the economic sectors of the portfolio as compared to the applicable index

•	Weighted individual stocks within the applicable index
The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may do so without limit. Although the fund would do this only in seeking to avoid losses, the fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the fund has any uninvested cash, the fund would also be subject to the risk with respect to the depository institution holding the cash.
Please see Appendix A for more information about investment strategies.

The following risk disclosures are deleted in their entirety from the section entitled “Principal Risks” in the Prospectus:
▪	Foreign Securities

▪	Currency

▪	Securities Lending

▪	Convertible Securities

▪	Fixed-Income Securities
The following replaces the portfolio manager information under the section entitled “Additional Information — Management — Portfolio Managers” in the Prospectus:
Portfolio Managers:
The fund is managed by a team of financial professionals. Robert C. Doll, Jr. and Daniel Hanson are primarily responsible for the day-to-day management of the fund. Mr. Doll is the senior portfolio manager and Mr. Hanson is the associate portfolio manager.
Robert C. Doll, Jr. is a Vice Chairman and Global Chief Investment Officer for Equities of BlackRock, Inc. since 2006. He is a member of the Executive, Operating and Leadership Committees of BlackRock, Inc. and head of its U.S. Large Cap Series equity team. Prior to joining BlackRock, he was President of Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliate, Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll was also President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.
Daniel Hanson is a Managing Director of BlackRock, Inc. since 2009 and Director since 2007. Prior to joining BlackRock, he was a member of MLIM’s Large Cap Series Team from 2003 to 2006.
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Transamerica BlackRock Global Allocation
The following amends the portfolio manager information under the section entitled “Additional Information — Management — Portfolio Managers” in the Prospectus:
James MacMillan is no longer a portfolio manager of Transamerica BlackRock Global Allocation.
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Transamerica UBS Dynamic Alpha
The following amends the portfolio manager information under the section entitled “Additional Information — Management — Portfolio Managers” in the Prospectus:
Edwin Denson and Thomas Clarke are no longer portfolio managers of Transamerica UBS Dynamic Alpha.
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Transamerica Money Market
The following information supplements information concerning Transamerica Money Market in the Prospectus:
This information is effective through September 18, 2009.
Transamerica Money Market (the “Fund”) has enrolled in the Temporary Guarantee Program for money market funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). Under the Program, the Treasury guarantees the $1.00 dollar per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.
A shareholder’s holdings in the Fund as of September 19, 2008 represent the maximum amount of assets eligible for reimbursement under the Program. Any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of Fund shares held in the account fluctuates over the period covered by the Program, shareholders will be covered for either the number of Fund shares held as of the close of business on September 19, 2008, or the current number of Fund shares, whichever is less. If a Fund shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed under the Program.

The Portfolio is managed to maintain a stable $1.00 net asset value (“NAV”). Under the Program, the Treasury will guarantee to investors in money market funds managed to maintain a stable $1.00 NAV that, subject to the availability of assets under the Program, in the event that a fund’s NAV should drop below $0.995 and the fund elects to liquidate, eligible fund shareholders would be entitled to receive a payment equal to any shortfall between the amount received upon liquidation and $1.00 per fund share held as of the close of business on September 19, 2008.
The Program will provide coverage for claims up to $50 billion dollars and claims will be paid in the order received until that amount is exhausted. Consequently, participation in the Program does not guarantee that the Fund’s investors will receive a $1.00 NAV upon the redemption, or liquidation of their shares.
The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Fund participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Treasury does not have discretion to continue the Program beyond September 18, 2009.
The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to participate in the Program through September 18, 2009. In order to participate in the extended period of the Program, the Fund paid to the Treasury a fee in the amount of 0.015% of the Fund’s net asset value as of the close of business on September 19, 2008. The Fund previously paid fees in the combined amount of 0.025% of the Fund’s net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. This expense was borne by the Fund without regard to any expense limitation agreement in effect for the Fund.
Additional information regarding the Program is available at http//www.ustreas.gov.
The following information supplements and amends information in the “Fee Table” in the section entitled “Fees and Expenses” in the Prospectus:
FEES AND EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses(expenses that are deducted from fund assets, expressed as a % of
average daily net assets)[a]	Class I Shares
Management fees	0.40%
Distribution and service (12b-1) fees	N/A
Other expenses	0.14%
Total annual fund operating expenses	0.54%
Expense reduction[b,c]	0.01%
Net operating expenses	0.53%

a	Annual fund operating expenses are based upon the fund’s expenses for the fiscal year ended October 31, 2008, restated to include an adjustment of 0.05% as a result of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). This adjustment represents costs associated with participation in the Program for the period November 1, 2008 through September 18, 2009, and are not covered by the contractual expense cap currently in effect. The Program has currently been extended through September 18, 2009.

b	Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2010 to waive fees and/or reimburse fund expenses to the extent that the fund’s total expenses exceed 0.48%, excluding 12b-1 fees and extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized fund operating expenses are less than 0.48%, excluding 12b-1 fees and extraordinary expenses.

c	In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the fund to TAM or its affiliates. There is no guarantee that the fund will be able to avoid a negative yield.

The following information supplements and amends information in the “Example” in the section entitled “Fees and Expenses” in the Prospectus:
EXAMPLE
This example is here to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the fund’s future performance) and fund operating expenses remaining the same. Actual costs may be higher or lower.

Share Class	1 year	3 years	5 years	10 years
I	$54	$161	$278	$620
Investors Should Retain this Supplement for Future Reference

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